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                                                                   EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 30, 2001, by and among ESC MEDICAL SYSTEMS LTD., a corporation duly organized and existing under the laws of the State of Israel, having its principal office at Yokneam Industrial Park, P.O.B. 240, Yokneam 20692, Israel (the "Company"), and COHERENT, INC., a Delaware corporation having its principal office at 5100 Patrick Henry Drive, Santa Clara, California 95054 (the "Seller").

      This Agreement is entered into in connection with the Asset Purchase Agreement, dated as of February 25, 2001, among the Company, Energy Systems Holdings Inc., a corporation duly organized under the laws of the state of Delaware, and the Seller (the "Asset Purchase Agreement"), which provides for, among other things, the issuance by the Company to the Seller of 5,432,099 Ordinary Shares (hereinafter defined). In connection with the Asset Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Seller and any subsequent holders of the Shares (hereinafter defined).

      1. CERTAIN DEFINITIONS.

      Capitalized terms used herein without definition shall have their respective meanings set forth in the Asset Purchase Agreement. For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

         (a) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         (b) "Effective Time" shall mean the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

         (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

         (d) "Ordinary Shares" shall mean the Company's ordinary shares, par value NIS 0.10 per share.

         (e) "Person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

         (f) "Registrable Securities" shall mean any Shares subject to registration under the Securities Act pursuant to this Agreement.

         (g) "Registration Expenses" shall have the meaning assigned thereto in
Section 4 hereof.

         (h) "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.


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         (i) "Shares" shall mean the Ordinary Shares issued pursuant to the
Asset Purchase Agreement and Ordinary Shares issued as a result of any stock dividend, split or similar event or other distribution with respect to, or any other securities of the Company issued in exchange for or replacement of, such Ordinary Shares.

         (j) "Shelf Registration" shall have the meaning assigned thereto in
Section 2 hereof.

      2. SHELF REGISTRATION OF SHARES; OTHER REGISTRATIONS.

         (a) The Company shall file under the Securities Act a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Seller pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission of, all Shares in accordance with the methods of distribution elected by the Seller and set forth in such registration statement (together with any subsequently filed registration statement, the "Shelf Registration"). The Company agrees to use its best efforts to cause the Shelf Registration to become or be declared effective no later than October 30, 2003(1) (the "Effective Date") (and shall file the Shelf Registration at such time prior to the Effective Date as necessary to enable the Shelf Registration to become effective by the Effective
Date) and to keep such Shelf Registration (or any subsequent Shelf Registration Statement) continuously effective for a period ending on the earliest to occur of (i) the sale of all of the Shares, (ii) such time as the Seller may sell all of such Shares pursuant to Rule 144(k) under the Securities Act without volume or manner of sale restrictions or (iii) April 30, 2009(2) (in any such case, such period being called the "Effectiveness Period"). The Company further agrees to make amendments to the Shelf Registration, (i) if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration or (ii) if reasonably requested by Seller. The Company agrees to furnish to the Seller copies of any such amendment prior to its being used and/or filed with the Commission, and will not file any such amendment to which the Seller reasonably objects.

         (b) Notwithstanding the foregoing, but subject to the immediately following sentence, the Company may delay by up to 90 consecutive days, as appropriate (the "Delay Period") the initial filing date of the Shelf Registration set forth in Section 2(a) herein and following the Effective Time, the Company may, from time to time, suspend the effectiveness of such Shelf Registration for up to 90 consecutive days, as appropriate (a "Suspension Period"), in each case by giving written notice to the Seller, if the Board of Directors of the Company shall have determined, in its reasonable judgment, that the Company shall be required to disclose any material corporate development which disclosure would have a material adverse effect on the Company in light of its current or future business plans ("Material Information"). Notwithstanding the foregoing to the contrary, (i) the total number of days in which a Delay Period, Suspension Period, Lock-up Period (as that term is defined in Section 2(c) hereof) or any restriction on trading pursuant to Section 3 hereof is in effect shall not,

--------

     (1) 30 month anniversary of Closing.

     (2) 96 month anniversary of Closing.



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in the aggregate, exceed 120 days during any consecutive 365-day period (the
"Suspension Limit") and (ii) a Suspension Period, Delay Period or Lock-up Period shall not begin until 30 days after the completion of a Suspension Period, Delay Period, Lock-up Period, or restriction on trading pursuant to Section 3 hereof, if any. For purposes of the immediately preceding sentence, the number of days to be counted against the Suspension Limit as a result of the imposition of a Lock-up Period shall be deemed to be two-thirds (2/3) of the actual number of days included in the Lock-up Period, but in no event more than 60 days. By way of illustration only, if the Company imposes upon Seller a Lock-up Period for a period of 90 days, only 60 days will be counted against the Suspension Limit. The Company will use its reasonable best efforts to minimize the length of any Suspension Period, Delay Period or Lock-up Period. For purposes of the immediately preceding sentence, it is understood by each party that a good faith determination by the managing underwriter or underwriters as to the appropriate duration of any Lock-up Period shall be binding on the Seller. The Seller agrees that, upon receipt of any written notice from the Company of a Suspension Period, the Seller shall forthwith discontinue disposition of shares during any Suspension Period through the Shelf Registration until the Seller (i) is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and/or (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus. During any Delay Period or Suspension Period, the Seller agrees to maintain in confidence and not to disclose to any other person the fact of such Delay Period or Suspension Period or any other information concerning it (including, without limitation, the notice from the Company relating thereto) until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) the Seller shall be required to so disclose such information pursuant to subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after the Seller shall have given the Company prompt prior written notice of such requirement).

         (c) Subject to the Seller's participation in any underwritten offering pursuant to Section 7, the Seller agrees that, at any time a registration statement (that is not a Shelf Registration) for an underwritten offering of the Company's equity securities is filed, if the managing underwriter or underwriters determine and so notify the Seller in writing that it is in the best interest of such offering that Registrable Securities not be sold during and for some time after such offering, it shall agree with the underwriters in such offering not to sell any Registrable Securities pursuant to the Shelf Registration (except to the extent such Registrable Securities are included in such registered underwritten offering pursuant to Section 7) or otherwise for up to 90 days from the closing of such offering, as the managing underwriter or underwriters deem appropriate (which period of time shall be referred to herein as a "Lock-up Period"). Seller agrees to execute any and all appropriate documentation to give effect to the foregoing as may be reasonably requested by the underwriter(s); PROVIDED, HOWEVER, that (i) each executive officer, director and affiliate of the Company (as the term "affiliates" is defined in Rule 144 promulgated under the Securities Act), (ii) each person who holds 5% or more of the Company's then outstanding capital stock that is required to file a Schedule 13D or 13G under the Exchange Act with regard to any class of the Company's securities (individually, a "Section 13 Filer") and (iii) each person that shall have acquired some or all of its securities directly from the Company and is a party to an agreement with the Company that continues to provide for the registration of such securities also enters into a similar agreement not to sell such securities for the Lock-Up Period. Notwithstanding anything to the contrary in this Agreement, the lock-up




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provisions of this Section 2(c) shall not apply to Seller if Seller is not a
Section 13 Filer. Notwithstanding the foregoing, the term "Section 13 Filer" shall not include any person identified under Rule 13d-1(b) who is permitted to file on Schedule 13G unless such person acquired Ordinary Shares directly from the Company.

         (d) Notwithstanding the foregoing, this "lock-up" provision as applied to Seller shall not apply to any Ordinary Shares purchased in a public market transaction at any time by Seller prior to, on or after the Company's public offering. The Company may impose stop-transfer instructions with respect to its Ordinary Shares, the Registrable Securities (or any other securities) subject to the foregoing restriction until the end of the applicable Lock-Up Period.

         (e) Any discretionary waiver or early termination of these "lock-up" provisions by the Company or its underwriters with respect to any individual or entity shall similarly apply to release Seller from this "lock-up" provision on a pro-rata basis where the number of shares released from such "lock-up" is multiplied by a fraction with the numerator being the number of Seller's shares, as applicable, subject to any "lock-up" provision and the denominator being the total number of all shares subject to lock-up in the public offering.

         (f) Notwithstanding anything to the contrary herein, so long as an officer, director or employee of Seller is a director of the Company appointed pursuant to Section 5.13 of the Asset Purchase Agreement, the Seller shall abide by the insider trading policies applicable to all of its directors of the Company from time to time.

      3. REGISTRATION PROCEDURES.

         (a) In connection with any obligation of the Company to register the Registrable Securities, the Company shall use its reasonable best efforts to effect or cause such registration to permit the sale of the Registrable Securities by the Seller in accordance with the Seller's intended method or methods of distribution thereof described in the applicable registration statement. In connection therewith, the Company shall, within the time specified in Section 2 above:

             (i) prepare and file with the Commission a registration statement on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the Seller's intended method or methods thereof, as specified in writing by the Seller;

             (ii) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended methods of disposition by the Seller set forth in such registration statement as so amended or such prospectus as so supplemented;

             (iii) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration as may be necessary to keep such Shelf Registration continuously effective for the Effectiveness Period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.



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             (iv)  provide (A) the Seller, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof,
(C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent, and (E) one counsel for the Seller the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto, including using reasonable efforts to reflect in each such document when so filed with the Commission such comments as the Seller or its counsel may reasonably propose;

             (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2 hereof, make available for inspection by the parties referred to in Section 3(a)(iv) above such financial and other information and books and records of the Company and its subsidiaries, and cause the officers, employees, counsel and independent certified public accountants of the Company and its subsidiaries to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records provided by the Company until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement);

             (vi) promptly notify the Seller, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and counsel to the Seller and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has been declared effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such registration statement or the initiation or overt threatening of any proceedings for that purpose, (D)the occurrence of any event (other than an event in connection with a Delay Period or Suspension Period) that would result in the registration statement no longer complying with the requirements of applicable law or regulations including, without limitation, the Securities Act and the rules and regulations promulgated thereunder, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction or the initiation or overt threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, if such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue




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statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

             (vii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto or the lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in each such case at the earliest practicable date;

             (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or the Seller, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission that such managing underwriter or underwriters, such agent or the Seller specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold by the Seller, or agent or to any underwriters, the name and description of the Seller, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by the Seller or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

             (ix) furnish, without charge, to the Seller, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(a)(iii) a copy of such registration statement in the form in which it became effective, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by the Seller, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Seller, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by the Seller, offered or sold by such agent or underwritten by such underwriter and to permit the Seller, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by the Seller and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

             (x) Prior to any public offering of the Registrable Securities pursuant to the Shelf Registration, use its best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as the Seller and each placement or sales agent, if any, therefor and underwriter, if any,



                                      -6-

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thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the respective periods such registration statements are required to remain effective under Section 2 above and for so long as may be necessary to enable the Seller or any agent or underwriter to complete its distribution of Registrable Securities pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable the Seller, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (I) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(x) or (II) consent to general service of process in any such jurisdiction where it is not then already subject;

             (xi) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the Seller to offer, or to consummate the disposition of, its Registrable Securities;

             (xii) cooperate with the Seller and the managing underwriters, if any, to facilitate the timely preparation and delivery of any certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not, once sold under such registration statement, bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities:

             (xiii) enter into one or more underwriting agreements, engagement letters, agency agreements or similar agreements, as appropriate, including (without limitation) customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as the Seller shall reasonably request in order to expedite or facilitate the disposition of the Registrable Securities; provided that the appointment of any underwriters to participate in an underwritten offering of Registrable Securities shall be subject to approval by the Company, which approval shall not be unreasonably withheld

             (xiv) notify the Seller in writing of any proposal by the Company to amend or waive any provision of these Registration Rights pursuant to Section 7(g) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

             (xv) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD;



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             (xvi) comply with all applicable rules and regulations of the
Commission, and make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder);

             (xvii) use its best efforts to have the Shares approved for trading in accordance with the rules of the principal securities market in the United States on which such Shares are then trading; and

             (xviii) provide a CUSIP number for all Registrable Securities covered by each registration statement not later than the effective date of such registration statement.

         (b) In the event that the Company would be required, pursuant to
Section 3(a)(vi)(C), (D) or (F) above, to notify the Seller, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall, (i) no later than 30 days after the relevant event (or, if such 30-day period ends during a Delay Period or Suspension Period, then on the first business day following the expiration of such Delay Period or Suspension Period), prepare and file with the Commission a new registration statement, post-effective amendment to such registration statement, supplement to the related prospectus or any document incorporated therein by reference or file any other required document, (ii) as promptly as practicable, take any other action necessary to rectify the situation described in such notice to allow Seller to offer and sell the Registrable Securities under the registration statement as soon as possible; PROVIDED HOWEVER, that such action need not take place during a Suspension Period unless and to the extent such action would not involve the disclosure of Material Information, (iii) in the case of a new registration statement or post-effective amendment, use its reasonable best efforts to cause it to be declared effective as promptly as practicable, and (iv) furnish to the Seller, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a new prospectus or prospectus supplemented or amended in form and substance reasonably satisfactory to them, so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Seller agrees that upon receipt of any written notice from the Company pursuant to Section 3(a)(vi)(C), (D) or (F) hereof, the Seller shall forthwith discontinue the offer or sale of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until the Seller shall have received copies of such new prospectus or amended or supplemented prospectus, and if so directed by the Company, the Seller shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Seller's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice; PROVIDED, HOWEVER, that the period of time during which Seller may not offer or sell the Registrable Securities as a result of the operation of this sentence shall count against the Suspension Limit and the Company may not impose a Suspension Period or Lock-Up Period within 30 days after the termination of such restriction. In the event that the Company would be required, pursuant to
Section 3(a)(vi)(E) above, to notify the Seller, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall, as promptly as practicable, cause the Registrable Securities to remain qualified in any jurisdiction where their qualification or exemption from qualification has been suspended or has been threatened to be suspended (each, a "Suspended Jurisdiction"); PROVIDED, HOWEVER, that the Company shall not be required for any such purpose to (I) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(b) and Section 3(a)(x) or
(II) consent to general service of process in any such jurisdiction where it is not then already subject and, PROVIDED FURTHER, HOWEVER, that no action need be taken during a Suspension Period unless and to the extent that such action would not involve the disclosure of Material Information. The Seller agrees that upon receipt of any written notice from the Company pursuant to Section 3(a)(vi)(E) hereof that the qualification of the Registrable Securities pursuant to the registration statement has been suspended, the Seller shall forthwith discontinue the offer or sale of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities in any Suspended Jurisdiction until the suspension has been remedied; PROVIDED, HOWEVER, that the period of time during which Seller may not offer or sell the Registrable Securities as a result of the operation of this sentence shall count against the Suspension Limit and the Company may not impose a Suspension Period or Lock-Up Period within 30 days after the termination of such restriction; PROVIDED FURTHER, HOWEVER, that the foregoing proviso shall not apply to any such period during which Seller may not offer or sell the Registrable Securities if the applicable suspension were primarily the result of Seller's status, particular activities or intended method of distribution.

         (c) The Seller shall furnish to the Company such information regarding the identity of the Seller, the number of Shares beneficially owned by the Seller and the Seller's intended method of distribution of Registrable Securities and any other information as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to properly file and have declared effective the Shelf Registration and to otherwise comply with the Securities Act and the rules and regulations thereunder. The Seller agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Seller to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding the Seller or its intended method of distribution of such Registrable Securities or omits or would omit to state any material fact regarding the Seller or its intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Seller or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Seller agrees that upon delivering any notice to the Company pursuant to this Section 3(c), the Seller shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until the Seller shall have the received copies of such amended or supplemented prospectus, and if so directed by the Company, the Seller shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Seller's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

      4. REGISTRATION EXPENSES. The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (i) all Commission and any NASD

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registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(a)(x) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications, (iii) all fees and expenses in connection with the approval for trading of the Shares or other Ordinary Shares on the applicable securities market, (iv) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents relating hereto, (v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), and (vi) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance) (collectively, the "Registration Expenses"). The Seller shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of the Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by the Seller.

      5. [Intentionally omitted]

      6. INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. Upon the registration of Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Seller contained herein, the Company shall, and it hereby agrees to, indemnify and hold harmless the Seller, its directors, officers, partners, agents and affiliates, and each person, if any, who controls the Seller within the meaning of either Section 15 or the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller or such other person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Seller, agent or underwriter, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) during the Effectiveness Period, the failure of any registration statement or prospectus (including any summary prospectus) contained therein or furnished pursuant to
Section 3(c)(ix) hereof, as then amended or supplemented, to conform in all material respects to the requirements of the Securities Act when a prospectus would be required to be delivered under the Securities Act and the Company shall, and it hereby agrees to, reimburse the Seller and such other persons, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary, final or summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the

Company by such person expressly for use therein or made in such preliminary, final or summary prospectus if no less than 5 days prior to its delivery to purchasers the Company had furnished to the Seller, agent or underwriter a revised prospectus correcting such untrue statement or alleged untrue statement or omission or alleged omission; or (ii) an event for which the Company shall have given written notice pursuant to Sections 3(a)(vi)(C), (D), (E) or (F) and in connection with which Seller would not have incurred any such loss, claim, damage or liability had Seller discontinued the offer and sale of the Registrable Securities following Seller's receipt of such notice; provided, further, however, that the Company shall not be released from liability under this clause (ii) if, after receipt of the Company's notice, the Seller shall have taken reasonable best efforts to discontinue the offer and sale of the Registrable Securities as soon as reasonably practicable thereafter.

         (b) INDEMNIFICATION BY THE SELLER AND ANY AGENTS AND UNDERWRITERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from Seller and each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Seller, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Seller, agent or underwriter expressly for use therein, and (ii) reimburse the Company and such other persons for any legal or other expenses reasonably incurred by the Company and such other persons in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         (d) CONTRIBUTION. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 6(d) were determined by pro rata allocation (even if the Seller or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, subject to the limitation on legal expenses set forth in Section 6(c) herein. Notwithstanding the provisions of this Section 6(d), the Seller shall not be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by the Seller from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which the Seller may have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of the Company and each person, if any, who controls the Company within the meaning of the Securities Act; and the obligations of the Seller contemplated by this
Section 6 shall be in addition to any liability which the Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Seller within the meaning of the Securities Act.

      7. PIGGYBACK REGISTRATION RIGHTS.

         (a) NOTICE OF REGISTRATION. If, during the Effectiveness Period, at any time or from time to time the Company shall determine to register any of its Ordinary Shares, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act, the Company shall promptly give to Seller written notice thereof and include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company by Seller. Such written request by Seller may specify all or part of the Registrable Securities.

         (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Seller as a part of the written notice given pursuant to Section 7(a). In such event the right of Seller to registration pursuant to this Section 7 shall be conditioned upon Seller's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. Seller (together with the Company and any other holders distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and reasonably acceptable to the Company and Seller. Notwithstanding any other provision of this Section 7, if the managing underwriter determines that the total number of securities proposed to be sold in the offering is so large as to materially threaten the success of such offering, then the managing underwriter may limit the Registrable Securities to be included in such registration, and shall deliver written notice to the Seller of such limitation specifying the reason for such limitation and the number of shares that Seller may thereafter include in such registration. In such event, the managing underwriter shall first limit or exclude the securities of any securityholder that, at such time, is not a party to a written agreement with the Company that continues to provide for the registration of such Ordinary Shares by the Company and shall thereafter limit or exclude the Registrable Securities and securities proposed to be registered for the account of any securityholder that, at such time, is a party to a written agreement with the Company that continues to provide for the registration of such securities by the Company, on a pro rata basis based upon the total amount of securities entitled to be included in the registration owned by each of Seller and any such securityholder. The Seller hereby acknowledges that the Company may, in connection with any such registration, enter into an appropriate registration rights agreement with its existing Section 13 Filers to permit them to participate in such registration as contemplated by the immediately preceding sentence. If Seller disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter and the underwriting shall be reallocated among the remaining holders of the Company's securities in the manner set forth above.

      8. MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Ordinary Shares or any other securities which would be inconsistent with the terms contained in this Agreement.

         (b) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

         (c) NOTICES. Any notice or other communication required or permitted to be given hereunder shall be deemed effectively given when personally delivered, transmitted by facsimile (with written confirmation of receipt) or mailed by pre-paid certified mail, return receipt requested, or by telephone when confirmed in writing by one of the preceding methods addressed as follows (as applicable):

     If to the Company, to:

     ESC Medical Systems Ltd.
     Yokneam Industrial Park
     Yokneam, Israel 20692
     Attention: General Counsel
     Telephone Number: (972-4-959-9000)
     Facsimile Transmission Number: (972-4-959-9050)

     With copies of the written notice to:

     Skadden, Arps, Slate, Meagher & Flom LLP
     Four Times Square
     New York, New York 10036
     Attn: David J. Friedman, Esq.
     Telephone Number: (1-212-735-3000)
     Facsimile Transmission Number: (1-212-735-2000)

     If to the Seller, to:

     Coherent, Inc.
     5100 Patrick Henry Drive
     Santa Clara, Ca 95054
     Attention: General Counsel
     Telephone Number: (408) 764-4000
     Facsimile Transmission Number: (408) 764-8400

     with copies of the written notice to:

     Wilson Sonsini Goodrich & Rosati
     650 Page Mill Road
     Palo Alto, CA  94304-1050
     Attn: Larry W. Sonsini, Esq.
     Martin W. Korman, Esq.
     Bruce M. McNamara, Esq.
     Telephone Number: (650) 493-9300
     Facsimile Transmission Number: (650) 493-6811 or to such other address or number and to the attention of such other person as either party may designate by written notice to the other party. Notice shall be effective upon actual receipt.

         (d) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of the Seller, any director, officer or partner of the Seller, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing.

         (e) LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         (f) HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersede all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Seller.

         (h) ASSIGNMENT. In connection with (i) the transfer of any of the Shares to an affiliate of Seller or (ii) the transfer of at least 270,000 (as such number may be adjusted for stock dividends, stock splits or other similar transactions) of the Shares to any other Person, Seller may assign its rights hereunder in respect of such Shares to the transferee provided that any such transferee agrees in writing to be bound by the terms hereof. Upon such assignment the transferee shall, insofar as the transferred Shares are concerned, be entitled to all of the rights, and be subject to all of the obligations, of the Seller under this Agreement, and all references to the "Seller" herein shall thereafter be deemed to include Seller, or such transferee, or both, as the circumstances warrant and all decisions to be made or actions taken by Seller shall be deemed to be made or taken by the holders of a majority in interest of the Registrable Securities.

         (i) COUNTERPARTS. This agreement may be executed by the parties counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         (j) ATTORNEYS' FEES. If either party commences an action against the other party arising out of or in connection with this agreement, the prevailing party shall be entitled to recover from the losing party reasonable attorneys fees and costs of suit. The term "prevailing party" shall include a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgment, or, in the event that the initiating party fails to substantially obtain the relief sought, whether by compromise, settlement or judgment, then the other party shall be deemed to be the "prevailing party".

         Agreed to and accepted as of the date referred to above.

                                         ESC MEDICAL SYSTEMS LTD.


                                         By: /s/ Sagi Genger
                                             ------------------------------
                                             Name: Sagi Genger
                                             Title: Chief Financial Officer



                                         COHERENT, INC.


                                         By: /s/ Robert J. Quillinan
                                             ----------------------------------
                                             Name: Robert J. Quillinan
                                             Title: Executive Vice President
                                                    and Chief Financial Officer